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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT OF SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                      December 31, 2001 (December 20, 2001)
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                Date of Report (Date of earliest event reported)


                          ACCESS ANYTIME BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


Delaware                              0-28893                     85-0444597
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(State or other jurisdiction        (Commission                 (IRS Employer
   of incorporation)                File Number)              Identification No)

                              5210 Eubank Blvd, NE
                          Albuquerque, New Mexico 87111
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                    (Address of principal executive offices)


                                 (505) 299-0900
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              (Registrant's telephone number, including area code)


                    801 Pile Street, Clovis, New Mexico 88101
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure

On December 20, 2001, the duly elected Board of Directors of Access Anytime BanCorp, Inc. approved changing the address of the principal executive office of Access Anytime BanCorp, Inc. from 801 Pile Street, Clovis, New Mexico 88101 to 5210 Eubank Blvd. NE, Albuquerque, New Mexico 87111, effective January 1, 2002.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                     ACCESS ANYTIME BANCORP, INC.

DATE:   DECEMBER 31, 2001

                                     BY:      /s/ NORMAN R. CORZINE
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                                        NORMAN R. CORZINE, CHAIRMAN OF THE BOARD
                                        AND CHIEF EXECUTIVE OFFICER
                                        (DULY AUTHORIZED REPRESENTATIVE)


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